News ONEOK to Participate in Bernstein Strategic Decisions Conference TULSA, Okla. – May 31, 2022 – ONEOK, Inc. (NYSE: OKE) will participate in the Bernstein Strategic Decisions Conference on June 1-2, 2022, in New York City. ONEOK’s latest investor materials are available at www.oneok.com. --------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Rocky Mountain, Mid-Continent and Permian regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in the S&P 500. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Instagram, Facebook and Twitter. ### May 31, 2022 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 Exhibit 99.1